CMFG LIFE INSURANCE COMPANY
CMFG VARIABLE ANNUITY ACCOUNT

SUPPLEMENT DATED MAY 1, 2019 TO

MEMBERS® VARIABLE ANNUITY
PROSPECTUSES DATED MAY 1, 2018, AS SUPPLEMENTED

MEMBERS® VARIABLE ANNUITY II
PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

MEMBERS® CHOICE VARIABLE ANNUITY
MEMBERS® VARIABLE UNIVERSAL LIFE II
PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

ULTRA VERS ALL LIFE
PROSPECTUS DATED MAY 1, 2008

This supplement updates the prospectuses for the variable annuity and variable life contracts listed above, and contains information that you should read and maintain for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of Fund shareholder reports from CMFG Life Insurance Company unless you specifically request paper copies from us or from your financial professional. Instead, the shareholder reports will be made available on the Fund’s website, and we will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by us in the notice.

You may elect to receive all future Fund reports in paper free of charge from us. You can inform us that you wish to continue receiving paper copies of your Fund shareholder reports by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. Your election to receive reports in paper will apply to all Funds available under your Contract.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.

10008405-0319